WORLDWIDE
                                                               DOLLARVEST
                                                               FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               November 30, 1997

                         WORLDWIDE DOLLARVEST FUND, INC.

The Benefits and
Risks of Leveraging

The Fund is authorized to utilize leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount obtained from the leverage).

The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                              Worldwide DollarVest Fund, Inc., November 30, 1997

DEAR SHAREHOLDER

Investment Results

For the year ended November 30, 1997, total investment return of Worldwide DollarVest Fund, Inc. was +8.19%, based on a change in per share net asset value from $18.01 to $15.67, and assuming reinvestment of $2.910 per share income dividends and $0.445 per share capital gains distributions. During the same period, the Fund earned $1.167 per share income dividends, representing a net annualized yield of 7.45%, based on a month-end per share net asset value of $15.67.

For the six-month period ended November 30, 1997, total investment return of Worldwide DollarVest Fund, Inc. was +1.33%, based on a change in per share net asset value from $16.04 to $15.67, and assuming reinvestment of $0.510 per share income dividends.

Investment Environment

The Asian currency crisis is now full blown, with high risks for the financial sector and other sectors of the Asian economies. Thailand, Indonesia and South Korea have all had to seek assistance from the International Monetary Fund
(IMF). In addition, the slowdown in the Japanese economy continues. The magnitude of the problems in the financial sector in Japan is large, and it is uncertain what steps the country will take to deal with them. Despite receiving substantial assistance from the IMF, both Thailand and Indonesia, which are trying to defer painful economic measures, continue to suffer a crisis of confidence. As a result, their currencies continue to deteriorate, reaching unprecedented levels. The danger of these currency crises is the negative effect on the capacity to service dollar debt of private sector corporate issues.

South Korea's $60 billion package, the largest IMF rescue effort in history, has not been enough to dispel doubts about this country's ability to allow the servicing of both its private and public debt. It is unclear whether the new government will adhere to the conditions of the IMF's package to obtain full disbursement, restore confidence and avoid default. Early indications show that the country's president-elect is supportive of the IMF economic reforms.

The Asian crisis has impacted all the emerging markets in general, but Russia and Brazil in particular. This impact was in response to the sell-off of Russian and Brazilian securities to the market by troubled South Korean banks and partly by these countries' structural imbalances. Russia's central bank responded rapidly, raising interest rates significantly to new market-clearing levels. This, coupled with the support of the World Bank and closeness to the IMF, provided some stability to the Russian markets. Despite Standard & Poor's Corporation's changing its rating outlook for Russia from stable to negative, we believe the situation is being handled appropriately so far.

The situation in Brazil appears to be more complex. Brazil's large fiscal and current account deficits are financed in part with a large stock of short-term internal debt. In addition, Brazilian government agencies, private banks and corporations have a heavy refinancing schedule of dollar short-term paper. The uncertainties deriving from the Asian crisis initially caused Brazil to lose about $10 billion in foreign reserves. The economic measures taken managed to stem the massive outflows, but left the economy vulnerable and still subject to "Asian contagion." While some achievements were obtained in Brazil's congress, it is unclear whether these legislative efforts will continue to be fruitful in 1998, in view of the upcoming presidential elections. However, the fiscal accounts are facing increasing pressure from the sharp slowdown in the economy and high domestic interest rates. A lack in continuity in structural reforms in the Brazilian congress in the following year would increase an already high sensitivity of the country to the Asian situation.

Our view is that the implementation risk of the IMF packages in Asia is proving to be very high, and we think more volatility is in store during the coming months. The possibility of corporate debt default by one or more Asian countries has become more likely, in our opinion. Should the situations in South Korea, Indonesia, Thailand and Malaysia continue to deteriorate, the situation in Hong Kong and Japan could get worse as well. Emerging markets securities are likely to continue to be closely tied to events in Asia. In this global environment, it is our opinion that Brazil will continue in a vulnerable position, and the risk of devaluation will continue to linger and put pressure on the rest of Latin American bond spreads.

Portfolio Strategy

We continued to maintain a cautious market view. As a result, we shifted assets out of the high-risk countries which showed poor risk/reward characteristics into countries with improving fundamentals and adequate potential return levels for their level of risk. In this light, in the six-month period ended November 30, 1997, we increased the Fund's allocation to Mexico (from 11% of net assets to 21% of net assets), Argentina (from 4% to 13%), Russia (from 0% to 8%) and Venezuela (from 14% to 20%). The focus was on adding good-quality, short-term and medium-term (one year - five years in maturity) assets in these countries. We reduced the Fund's only Asian position, which was in the Philippines, from an already low 6% of net assets to 2% of net assets. We also eliminated our exposure to Poland. During the six months ended November 30, 1997, the Fund was not leveraged.

In Conclusion

We thank you for your investment in Worldwide DollarVest Fund, Inc., and we look forward to updating our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Paolo Valle

Paolo Valle
Senior Vice President and
Portfolio Manager

January 15, 1998


                                      2 & 3

                              Worldwide DollarVest Fund, Inc., November 30, 1997

PROXY RESULTS

During the six-month period ended November 30, 1997, Worldwide DollarVest Fund, Inc. shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 10, 1997. The description of each proposal and number of shares voted are as follows:


---------------------------------------------------------------------------------------------------
                                                             Shares Voted   Shares Withheld
                                                                  For          From Voting
---------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Donald Cecil       6,174,595        119,741
                                            Edward H. Meyer    6,170,887        123,449
                                            Charles C. Reilly  6,184,866        109,470
                                            Richard R. West    6,177,465        116,871
                                            Arthur Zeikel      6,173,954        120,382
                                            Edward D. Zinbarg  6,177,365        116,971
---------------------------------------------------------------------------------------------------

                                                      Shares Voted     Shares Voted    Shares Voted
                                                           For            Against         Abstain
---------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP
   as the independent auditors of the Fund.             6,105,698          61,494         127,144
---------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                             Percent
                                                                                          Interest   Maturity       Value     of Net
COUNTRY    Industry              Face Amount            Eurobonds                           Rate       Date       (Note 1a)   Assets
------------------------------------------------------------------------------------------------------------------------------------
Argentina  Industrial          US$ 3,000,000  Acindar Industria Argentina de Aceros S.A.   11.656%  11/12/1998   $ 2,966,910    3.0%
                                   1,000,000  Banco Hipotecario Nacional                    8.00     6/04/1999       980,000    1.0
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Eurobonds in Argentina (Cost--$4,118,750)                      3,946,910    4.0
------------------------------------------------------------------------------------------------------------------------------------
Brazil     Communications            500,000  Comtel Brasileira Ltd.++                     10.75     9/26/2004       476,085    0.5
           -------------------------------------------------------------------------------------------------------------------------
           Financial Services      1,000,000  Petroleo Brasileiro S.A.--Petrobras           7.25     2/06/1998       997,400    1.0
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Eurobonds in Brazil (Cost--$1,535,500)                         1,473,485    1.5
------------------------------------------------------------------------------------------------------------------------------------
Mexico     Banking                 2,500,000  Banco Nacional S.A.                           8.00     4/14/2000     2,448,323    2.4
           -------------------------------------------------------------------------------------------------------------------------
           Broadcasting &          5,000,000  Grupo Televisa, S.A. de C.V.                 11.375    5/15/2003     5,450,000    5.4
           Publishing
           -------------------------------------------------------------------------------------------------------------------------
           Cement                  4,000,000  Cemex S.A.                                   10.75     7/15/2000     4,151,280    4.1
           -------------------------------------------------------------------------------------------------------------------------
           Industrial              1,000,000  AXA, S.A. de C.V.                             8.50    10/01/1998       997,500    1.0
                                   5,000,000  Grupo Industrial Durango, S.A. de C.V.       12.625    8/01/2003     5,537,500    5.5
                                                                                                                   ---------  -----
                                                                                                                   6,535,000    6.5
           -------------------------------------------------------------------------------------------------------------------------
           Tourism                 1,000,000  Grupo Situr, S.A. de C.V., guaranteed by
                                              Grupo Sidek S.A.+                             8.75     9/14/1998       100,000    0.1
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Eurobonds in Mexico (Cost--$19,896,563)                       18,684,603   18.5
------------------------------------------------------------------------------------------------------------------------------------
Philippine Telecommunications      2,000,000  Philippine Long Distance Telephone Co.        8.35     3/06/2017     1,660,000    1.7
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Eurobonds in the Philippines (Cost--$1,992,480)                1,660,000    1.7
------------------------------------------------------------------------------------------------------------------------------------
Russia     Financial Services      4,500,000  Unexim International Finance BV               9.875    8/01/2000     3,784,500    3.8
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Eurobonds in Russia (Cost--$4,534,750)                         3,784,500    3.8
------------------------------------------------------------------------------------------------------------------------------------
Venezuela  Financial Services        760,000  Vencemos Finance Investment Ltd.              8.625   11/19/1998       756,200    0.7
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Eurobonds in Venezuela (Cost--$771,020)                          756,200    0.7
------------------------------------------------------------------------------------------------------------------------------------
                                              Total Investments in Eurobonds (Cost--32,849,063)                   30,305,698   30.2
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Brady Bonds*
------------------------------------------------------------------------------------------------------------------------------------
Argentina  Sovereign Government    2,000,000  Republic of Argentina, Global Bonds           8.375   12/20/2003     1,900,000    1.9
           Obligations             1,000,000  Republic of Argentina, Global Bonds          11.00    10/09/2006     1,060,000    1.1
                                   7,000,000  Republic of Argentina, Global Bonds           9.75     9/19/2027     6,447,000    6.4
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Brady Bonds in Argentina (Cost--$9,153,180)                    9,407,000    9.4
------------------------------------------------------------------------------------------------------------------------------------
Brazil     Sovereign Government    5,359,222  Republic of Brazil, C Bond (Bearer)           8.00     4/15/2014     3,999,319    4.0
           Obligations
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Brady Bonds in Brazil (Cost--$4,510,377)                       3,999,319    4.0
------------------------------------------------------------------------------------------------------------------------------------
Costa Rica Sovereign Government    1,000,000  Banco Central Costa Rica, Principal 'B'       6.25     5/21/2015       760,000    0.8
           Obligations
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Brady Bonds in Costa Rica (Cost--$661,250)                       760,000    0.8
------------------------------------------------------------------------------------------------------------------------------------
Ecuador    Sovereign Government    3,499,392  Republic of Ecuador, PDI (Registered)         6.6875   2/27/2015     2,152,126    2.1
           Obligations
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Brady Bonds in Ecuador (Cost--$2,203,607)                      2,152,126    2.1
------------------------------------------------------------------------------------------------------------------------------------
Mexico     Sovereign Government    1,000,000  Republic of Mexico, Par 'B' Bonds (Rights)    6.25    12/31/2019       810,000    0.8
           Obligations             1,000,000  United Mexican States, Global Bonds          11.50     5/15/2026     1,157,500    1.2
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Brady Bonds in Mexico (Cost--$1,883,750)                       1,967,500    2.0
------------------------------------------------------------------------------------------------------------------------------------
Russia     Sovereign Government    5,000,000  Ministry Finance of Russia                   10.00     6/26/2007     4,425,000    4.4
           Obligations
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Brady Bonds in Russia (Cost--$4,312,500)                       4,425,000    4.4
------------------------------------------------------------------------------------------------------------------------------------


                                      4 & 5

                              Worldwide DollarVest Fund, Inc., November 30, 1997

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                                                                                             Percent
                                                                                           Interest   Maturity      Value     of Net
COUNTRY    Industry            Face Amount            Brady Bonds*                          Rate        Date      (Note 1a)   Assets
------------------------------------------------------------------------------------------------------------------------------------
Venezuela  Sovereign           US$22,000,000  Republic of Venezuela, Global Bonds           9.25%    9/15/2027  $ 19,338,000   19.3%
           Government
           Obligations
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Brady Bonds in Venezuela (Cost--$18,115,000)                  19,338,000   19.3
------------------------------------------------------------------------------------------------------------------------------------
                                              Total Investments in Brady Bonds (Cost--$40,839,664)                42,048,945   42.0
------------------------------------------------------------------------------------------------------------------------------------


                                                          Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------------
           Certificates of         1,000,000  Banco Bradesco S.A.                           7.06    12/17/1997     1,000,000    1.0
           Deposit                 3,000,000  Banco de Credito de Sao Paulo                 6.75     5/26/1998     2,898,432    2.9
                                                                                                                ------------  -----
                                                                                                                   3,898,432    3.9
           -------------------------------------------------------------------------------------------------------------------------
           Commercial Paper**      2,000,000  Companhia de Saneamento Basico do Estado
                                              de Sao Paulo                                  7.875    5/14/1998     1,929,106    1.9
           -------------------------------------------------------------------------------------------------------------------------
           US Government Agency    3,705,000  Federal Home Loan Banks                       5.52     1/16/1998     3,678,867    3.7
           Obligations**           8,000,000  Federal Home Loan Mortgage Corp.              5.47    12/01/1997     8,000,000    8.0
                                                                                                                ------------  -----
                                                                                                                  11,678,867   11.7
           -------------------------------------------------------------------------------------------------------------------------
                                              Total Investments in Short-Term Securities (Cost--$17,517,081)      17,506,405   17.5
------------------------------------------------------------------------------------------------------------------------------------
           Total Investments (Cost--$91,205,808)                                                                  89,861,048   89.7
           Short Sales (Proceeds--$2,596,500)***                                                                  (2,659,500)  (2.7)
           Other Assets Less Liabilities                                                                          12,972,092   13.0
                                                                                                                ------------  -----
           Net Assets                                                                                           $100,173,640  100.0%
                                                                                                                ============  =====
------------------------------------------------------------------------------------------------------------------------------------

           * Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

           ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

           *** Short sales entered into as of November 30, 1997 were as follows:

              ------------------------------------------------------------------
                                                                        Value
              Face Amount         Issue                               (Note 1g)
              ------------------------------------------------------------------
              US$3,000,000   Republic of Brazil, Global Bonds       $(2,659,500)
              ------------------------------------------------------------------
              Total--(Proceeds--$2,596,500)                         $(2,659,500)
                                                                    ===========
              ------------------------------------------------------------------
            + Non-income producing security.
           ++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $476,000, representing 0.5% of net assets.
              ------------------------------------------------------------------
                                           Acquisition                   Value
              Issue                           Date            Cost     (Note 1a)
              ------------------------------------------------------------------
              Comtel Brasileira Ltd.,
              10.75% due 9/26/2004          2/28/1997       $535,000   $476,085
              ------------------------------------------------------------------
              Total                                         $535,000   $476,085
                                                            ========   ========
              ------------------------------------------------------------------

           See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of November 30, 1997
----------------------------------------------------------------------------------------------------------------------------
Assets:        Investments, at value (identified cost--$91,205,808) (Note 1a) ...............                   $ 89,861,048
               Cash..........................................................................                      2,035,920
               Deposits on short sales (Note 1g) ............................................                      2,596,500
               Receivables:
                 Securities sold ............................................................ $ 25,799,788
                 Interest ...................................................................    1,996,646        27,796,434
                                                                                              ------------
               Deferred organization expenses (Note 1e) .....................................                          5,762
               Prepaid expenses and other assets ............................................                          2,687
                                                                                                                ------------
               Total assets .................................................................                    122,298,351
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Liabilities:   Securities sold short, at market value (proceeds--$2,596,500) (Note 1g) ......                      2,659,500
               Payables:
                 Securities purchased .......................................................   19,193,589
                 Dividends to shareholders (Note 1f) ........................................      125,802
                 Investment adviser (Note 2) ................................................       45,487
                 Interest on short sales (Note 1g) ..........................................       13,500        19,378,378
                                                                                              ------------
               Accrued expenses and other liabilities .......................................                         86,833
                                                                                                                ------------
               Total liabilities ............................................................                     22,124,711
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:    Net assets ...................................................................                   $100,173,640
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ..................                   $    639,296
               Paid-in capital in excess of par .............................................                     89,557,341
               Undistributed investment income--net .........................................                      3,179,608
               Undistributed realized capital gains on investments--net .....................                      8,205,154
               Unrealized depreciation on investments--net ..................................                     (1,407,759)
                                                                                                                ------------
               Total--Equivalent to $15.67 per share based on 6,392,962 shares of
               capital stock issued and outstanding (market price--$13.75) ..................                   $100,173,640
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

               See Notes to Financial Statements.


                                      6 & 7

                              Worldwide DollarVest Fund, Inc., November 30, 1997

STATEMENT OF OPERATIONS

                     For the Year Ended November 30, 1997
---------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ........                   $ 10,303,824
(Note 1d):
---------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ...............................   $ 697,512
                     Interest on reverse repurchase agreements .......................     601,246
                     Interest on short sales .........................................     154,644
                     Accounting services (Note 2) ....................................      51,467
                     Professional fees ...............................................      47,691
                     Printing and shareholder reports ................................      40,575
                     Custodian fees ..................................................      32,452
                     Transfer agent fees .............................................      32,382
                     Directors' fees and expenses ....................................      28,884
                     Listing fees ....................................................      16,170
                     Amortization of organization expenses (Note 1e) .................       4,931
                     Other ...........................................................       6,182
                                                                                         ---------
                     Total expenses ..................................................                      1,714,136
                                                                                                          -----------
                     Investment income--net ..........................................                      8,589,688
                                                                                                          -----------
---------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ...............................                       8,410,89
Unrealized Gain      Change in unrealized appreciation on investments--net ...........                    (10,513,250)
(Loss) on                                                                                                 -----------
Investments--Net     Net Increase in Net Assets Resulting from Operations ............                    $ 6,487,330
(Notes 1b, 1d & 3):                                                                                       ===========
---------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the Year Ended
                                                                                                            November 30,
                                                                                                 --------------------------------
                   Increase (Decrease) in Net Assets:                                                1997                1996
---------------------------------------------------------------------------------------------------------------------------------
Operations:        Investment income--net ..................................................    $  8,589,688        $ 10,267,525
                   Realized gain on investments--net .......................................       8,410,892          25,906,932
                   Change in unrealized appreciation/depreciation on investments--net ......     (10,513,250)         10,217,825
                                                                                                ------------        ------------
                   Net increase in net assets resulting from operations ....................       6,487,330          46,392,282
                                                                                                ------------        ------------
---------------------------------------------------------------------------------------------------------------------------------
Dividends &        Investment income--net ..................................................      (7,604,323)         (9,397,828)
Distributions to   Realized gain on investments--net .......................................     (13,842,809)                 --
Shareholders                                                                                    ------------        ------------
(Note 1f):         Net decrease in net assets resulting from dividends
                   and distributions to shareholders .....................                       (21,447,132)         (9,397,828)
                                                                                                ------------        ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Total increase (decrease) in net assets .................................     (14,959,802)         36,994,454
                   Beginning of year .......................................................     115,133,442          78,138,988
                                                                                                ------------        ------------
                   End of year* ............................................................    $100,173,640        $115,133,442
                                                                                                ============        ============
---------------------------------------------------------------------------------------------------------------------------------
                   * Undistributed investment income--net (Note 1h) ........................     $ 3,179,608        $  2,247,264
                                                                                                ============        ============
---------------------------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.


                                     8 & 9

                              Worldwide DollarVest Fund, Inc., November 30, 1997
STATEMENT OF CASH FLOWS

                        For the Year Ended November 30, 1997
------------------------------------------------------------------------------------------------------------------------
Cash Provided by        Net increase in net assets resulting from operations ..........................  $    6,487,330
Operating Activities:   Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables .....................................................         185,177
                          Increase in other assets ....................................................      (2,591,658)
                          Decrease in other liabilities ...............................................        (543,828)
                          Realized and unrealized gain on investments--net ............................       2,102,358
                          Amortization of premium and discount ........................................      (2,559,966)
                                                                                                         --------------
                        Net cash provided by operating activities .....................................       3,079,413
                                                                                                         --------------
------------------------------------------------------------------------------------------------------------------------
Cash Provided by        Proceeds from sales of long-term investments ..................................     715,704,237
Investing Activities:   Purchases of long-term investments ............................................    (644,865,941)
                        Purchases of short-term investments ...........................................  (4,225,312,925)
                        Proceeds from sales and maturities of short-term investments ..................   4,228,650,138
                                                                                                         --------------
                        Net cash provided by investing activities .....................................      74,175,509
                                                                                                         --------------
------------------------------------------------------------------------------------------------------------------------
Cash Used for           Cash receipts from borrowings .................................................     154,262,034
Financing Activities:   Cash payments on borrowings ...................................................    (207,968,247)
                        Dividends and distributions paid to shareholders ..............................     (21,512,789)
                                                                                                         --------------
                        Net cash used for financing activities ........................................     (75,219,002)
                                                                                                         --------------
------------------------------------------------------------------------------------------------------------------------
Cash:                   Net increase in cash ..........................................................       2,035,920
                        Cash at beginning of year .....................................................              --
                                                                                                         --------------
                        Cash at end of year ...........................................................  $    2,035,920
                                                                                                         ==============
------------------------------------------------------------------------------------------------------------------------
Cash Flow               Cash paid for interest ........................................................  $      913,543
Information:                                                                                             ==============
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                        For the
                                                                                                                         Period
                  The following per share data and ratios have been derived                                              Feb. 4,
                  from information provided in the financial statements.              For the Year Ended November 30,   1994+ to
                                                                                      -------------------------------   Nov. 30,
                  Increase (Decrease) in Net Asset Value:                              1997++      1996       1995        1994
--------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period .............................   $ 18.01    $ 12.22    $ 11.90    $ 14.18
Operating                                                                              -------    -------    -------    -------
Performance:      Investment income--net ...........................................      1.34       1.61       1.33        .97
                  Realized and unrealized gain (loss) on investments--net ..........      (.32)      5.65        .24      (2.39)
                                                                                       -------    -------    -------    -------
                  Total from investment operations .................................      1.02       7.26       1.57      (1.42)
                                                                                       -------    -------    -------    -------
                  Less dividends and distributions:
                    Investment income--net .........................................     (1.19)     (1.47)     (1.25)      (.86)
                    Realized gain on investments--net ..............................     (2.17)        --         --         --
                                                                                       -------    -------    -------    -------
                  Total dividends and distributions ................................     (3.36)     (1.47)     (1.25)      (.86)
                                                                                       -------    -------    -------    -------
                  Net asset value, end of period ...................................   $ 15.67    $ 18.01    $ 12.22    $ 11.90
                                                                                       =======    =======    =======    =======
                  Market price per share, end of period ............................   $ 13.75    $ 14.75    $ 11.25    $ 11.00
                                                                                       =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on market price per share ..................................    15.91%     45.94%     14.88%    (21.13%)##
Return:**                                                                              =======    =======    =======    =======
                  Based on net asset value per share ...............................     8.19%     64.05%     15.35%     (9.71%)##
                                                                                       =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses, net of reimbursement and excluding interest expense ....      .82%       .80%       .97%       .18%*
Average                                                                                =======    =======    =======    =======
Net Assets:       Expenses, net of reimbursement ...................................     1.47%      2.10%      1.83%       .59%*
                                                                                       =======    =======    =======    =======
                  Expenses .........................................................     1.47%      2.10%      1.83%      1.26%*
                                                                                       =======    =======    =======    =======
                  Investment income--net ...........................................     7.39%      8.54%     10.48%      8.84%*
                                                                                       =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) .........................  $100,174    115,133   $ 78,139   $ 76,052
Data:                                                                                  =======    =======    =======    =======
                  Portfolio turnover ...............................................   578.05%    342.06%    183.01%     68.31%
                                                                                       =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------------
Leverage:         Amount of borrowings outstanding, end of period (in thousands) ...        --     53,706   $ 25,456    $ 8,761
                                                                                       =======    =======    =======    =======
                  Average amount of borrowings outstanding during the period
                  (in thousands) ...................................................  $ 11,427   $ 26,812   $ 10,829   $  9,853
                                                                                       =======    =======    =======    =======
                  Average amount of borrowings per share during the period .........  $   1.79   $   4.19   $   1.69   $   1.54
                                                                                       =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------------

+     Commencement of operations.
++    Based on average shares outstanding.
##    Aggregate total investment return.
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

      See Notes to Financial Statements.


                                     10 & 11

                              Worldwide DollarVest Fund, Inc., November 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Worldwide DollarVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its common stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol WDV.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-counter-market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(g) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $53,021 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1997 were $543,002,806 and $602,154,714, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:

------------------------------------------------------------------------
                                               Realized       Unrealized
                                             Gains (Losses)     Losses
------------------------------------------------------------------------
  Long-term investments...............        $8,699,982     $(1,334,083)
  Short-term investments..............           (16,958)        (10,676)
  Short sales.........................          (350,820)        (63,000)
  Financial futures contracts.........            78,688             --
                                              ----------     -----------
  Total...............................        $8,410,892     $(1,407,759)
                                              ==========     ===========
------------------------------------------------------------------------

As of November 30, 1997, net unrealized depreciation for Federal income tax purposes aggregated $1,416,605, of which $1,884,500 related to appreciated securities and $3,301,105 related to depreciated securities. At November 30, 1997, the aggregate cost of investments for Federal income tax purposes was $91,277,653.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. Shares issued and outstanding during the years ended November 30, 1997 and November 30, 1996 remained constant.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. As of November 30, 1997, the Fund had no open reverse repurchase agreements. For the year ended November 30, 1997, the maximum amount entered into was $53,706,214, the average amount outstanding was approximately $11,427,000, and the daily weighted average interest rate was 5.28%.

6. Subsequent Event:

On December 1, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.101927 per share payable on December 18, 1997 to shareholders of record as of December 11, 1997. In addition, on December 19, 1997, the Fund's Board of Directors declared an ordinary income dividend and a long-term capital gain distribution to Common Stock shareholders in the amount of $2.236500 per share and $.154152 per share, respectively, payable on January 9, 1998 to shareholders of record as of December 31, 1997.


                                     12 & 13

                              Worldwide DollarVest Fund, Inc., November 30, 1997

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Worldwide DollarVest Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Worldwide DollarVest Fund, Inc. as of November 30, 1997, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended and the period February 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Worldwide DollarVest Fund, Inc. as of November 30, 1997, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 21, 1998


IMPORTANT TAX INFORMATION (unaudited)

Of the net investment income distributions paid monthly by Worldwide DollarVest Fund, Inc. during its fiscal year ended November 30, 1997, 89.69% represents income received by the Fund from foreign sources. Additionally, the Fund paid a short-term capital gain distribution of $1.720021 per share and a long-term capital gain distribution of $.445299 per share to shareholders of record on December 31, 1996.

Please retain this information for your records.


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Paolo H. Valle, Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol
WDV

                                     14 & 15

The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Worldwide DollarVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


Worldwide DollarVest
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16971--11/97

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